EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Land and Coffee Corporation  (the "Company") on Form  10-K for the  period  ending  March 31, 2010, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Rod Solow, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

/s/ Rod Solow

By: Rod Solow

Chief Executive  Officer

July 26, 2010